John Hancock Variable Insurance Trust

Supplement dated May 15, 2013

to the Prospectus dated April 29, 2013

Strategic Equity Allocation Trust (the “Fund”)

Marcelle Daher, CFA and Nathan Thooft, CFA have joined the portfolio management team responsible for managing the Fund. Bob Boyda and Steve Medina will continue as portfolio managers of the Fund.

Marcelle Daher, CFA. Managing Director of Asset Allocation, Portfolio Solutions Group (PSG); joined Manulife Asset Management (US) LLC in 2013; Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008-2011).

Scott McIntosh. Managing Director and Head of Quantitative Research, Portfolio Solutions Group (PSG); joined Manulife Asset Management (North America) Limited in 2013; Assistant Vice President of Investment Management Services, Manulife Financial (2011-2012).

Nathan Thooft, CFA. Managing Director of Asset Allocation, Portfolio Solutions Group (PSG); joined Manulife Asset Management (US) LLC in 2013; Vice President and Director of Investments, Investment Management Services, John Hancock Financial (2008-2011).

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.